UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018 (March 26, 2018)

ATLANTIC ACQUISITION, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-211681	81-1736095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15321 NW 60th Ave 51 St. Suite 109, Miami Lakes, FL	33014
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  941-347-7380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other events

Atlantic Acquisition Inc. (the "Company") is in the process of completing the share exchange transaction as described in a current report on Form 8-k filed with the Securities and Exchange Commission on February 15, 2018.  On March 26, 2018, the majority shareholders of the Company approved to extend the deadline of completing a business combination from March 26, 2018 to May 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC ACQUISITION, INC.

/s/ Robert Bubeck
Robert Bubeck, Secretary
Dated:   March 27, 2018